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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported): November 5, 2004

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                     CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)

            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)

                                  852-2588-1228
                            Issuer Telephone number)

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Item 4.01  Changes in Registrant's Certifying Accountant

     On November 5, 2004, the Registrant engaged Moore Stephens Wurth Frazer & Torbet LLP ("Moore Stephens") as the Registrant's independent accountants to review the Registrant's consolidated balance sheet as of September 30, 2004 and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended. The decision to appoint Moore Stephens was approved by the Registrant's Board of Directors.

     Webb & Company, P.A. ("Webb") resigned as the Registrant's auditors effective from November 5, 2004 because of auditor conflict under Section 206 of the Sarbanes-Oxley Act of 2002 after an affiliate of Webb became the Chief Financial Officer of the Registrant. Webb served as the Registrant's independent auditors to: (i) audit the Registrant's recently acquired subsidiary, Starway Management, Ltd. ("Starway") for fiscal years ended December 31, 2003 and

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December  31, 2002;  and (ii) to review the  Registrant's  consolidated  balance sheet as of June 30, 2004 and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended. Webb's report on Starway's consolidated financial statements for Starway's fiscal years ended December 31, 2003 and December 31, 2002 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's former fiscal years ended September 30, 2003 and September 30, 2002, and Starway's former fiscal years ended December 31, 2003 and December 31, 2002, and until Webb's resignation, there were no disagreements with Webb within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Webb's satisfaction, would have caused Webb to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant's former fiscal years ended September 30, 2003 and September 30, 2002, and Starway's former fiscal years ended December 31, 2003 and December 31, 2002, and until Webb's resignation, there were no "reportable events" (as such term is defined in item 304(a)(1)(v) of regulation S-K).

     During Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Moore Stephens, neither the Registrant nor anyone on the Registrant's behalf consulted with Moore Stephens regarding either
(i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has requested Webb to review the disclosure contained herein and has asked Webb to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Webb's views, or the respects in which Webb does not agree with the statements contained herein. A copy of Webb's letter is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit
Number      Description
-------     -----------

16.1        Letter from Webb & Company, P.A.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2004            CHINA ENERGY SAVINGS TECHNOLOGY, INC.


                                    By: /s/ Sun Li
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                                        Sun Li
                                        Its: Chief Executive Officer



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